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                                                                      Exhibit 23

                            CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-80041, 2-94701, 33-2517, 33-12762, 33-12763,
33-38145, 33-44693, 33-50598, 33-55092, 33-72160, 333-10553, 333-42163,
333-75269, 33-51776 and 333-64822) of Intermagnetics General Corporation of our report dated July 12, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



 /s/  PricewaterhouseCoopers LLP

Albany, New York
August 22, 2002